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                                  EXHIBIT 99.2
                             CT COMMUNICATIONS, INC.
                            SUPPLEMENTAL INFORMATION
                               FIRST QUARTER 2005

ILEC - CONCORD TELEPHONE                      1Q 2005      1Q 2004      % Change
                                              -------      -------      --------

Cap Ex as a % of Revenue                        19.7%         8.4%
Business Access Lines                          28,647      29,130        (1.7%)
Residential Access Lines                       84,174      86,191        (2.3%)
Gross Adds                                      3,060       3,086        (0.8%)
Disconnects                                     3,155       3,303        (4.5%)
Net Adds (Losses)                                 (95)       (217)       56.2%
Monthly Churn Rate                                0.9%        1.0%
Long Distance Penetration                        75.3%       73.5%
DSL Penetration of ILEC Lines                    12.2%        8.5%


WIRELESS - CTC WIRELESS                       1Q 2005      1Q 2004      % Change
                                              -------      -------      --------
Cap Ex as a % of Revenue                        12.9%         5.4%
Gross Adds                                     3,034        3,147        (3.6%)
Disconnects                                    2,156        2,355        (8.5%)
Net Adds / (Losses)                              878          792        10.9%
Monthly Churn Rate                               1.6%         2.0%
Subscriber ARPU                              $ 41.95      $ 40.08         4.7%
Cell Sites                                        81           80         1.3%


CLEC - CTC EXCHANGE SERVICES                  1Q 2005      1Q 2004      % Change
                                              -------      -------      --------

Cap Ex as a % of Revenue                         4.3%         4.2%
T-1/PRI Facility Based Lines                  17,527       16,865         3.9%
BRI Facility Based Lines                         134          144        (6.9%)
B-1/R-1 Facility Based Lines                   8,178        8,190        (0.1%)
Resale and UNE-P Lines                         6,022        5,216        15.5%
Gross Adds                                     1,258        1,846       (31.9%)
Disconnects                                    1,115          921        21.1%
Net Adds (Losses)                                143          925       (84.5%)
Monthly Churn Rate                               1.2%         1.0%
CLEC LD Lines                                 20,445       18,111        12.9%
Out of Area LD Only Lines                      3,998        3,581        11.6%
LD Penetration of CLEC Lines                    64.2%        59.5%


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GREENFIELD                                    1Q 2005      1Q 2004      % Change
                                              -------      -------      --------

Cap Ex as a % of Revenue                        58.8%        38.1%
Business Lines                                 4,359        3,863        12.8%
Residential Lines                              9,092        6,811        33.5%
Gross Adds                                     1,287        1,196         7.6%
Disconnects                                      811          617        31.4%
Net Adds / (Losses)                              476          579       (17.8%)
Monthly Churn Rate                               2.0%         2.0%
Greenfield LD Lines                            7,326        5,130        42.8%
LD Penetration of Grfld. Lines                  54.5%        48.1%
DSL Penetration of Grfld. Lines                 13.0%        10.5%


INTERNET & DATA - CTC INTERNET SERVICES       1Q 2005      1Q 2004      % Change
                                              -------      -------      --------

Cap Ex as a % of Revenue                        15.3%        10.8%
DSL Gross Adds                                 2,463        1,345        83.1%
DSL Disconnects                                  827          542        52.6%
DSL Net Adds (Losses)                          1,636          803       103.7%
Dial-Up Gross Adds                               581          936       (37.9%)
Dial-Up Disconnects                            1,128        1,290       (12.6%)
Dial-Up Net Adds (Losses)                       (547)        (354)       54.5%
High Speed Gross Adds                             47           45         4.4%
High Speed Disconnects                            36           25        44.0%
High Speed Net Adds (Losses)                      11           20       (45.0%)


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